UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 25, 2025

ALT5 SIGMA CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-19621	41-1454591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8548 Rozita Lee Avenue, Suite 305, Las Vegas, NV	89113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 997-5968

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	ALTS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On December 25, 2025, the Audit Committee (the “Committee”) of the Board of Directors of ALT5 Sigma Corporation (the “Company”) dismissed Victor Mokuolu, CPA PLLC (“VM”) as the Company’s independent registered public accounting firm.

The Company first engaged VM as its independent registered public accounting firm on December 8, 2025. VM has not issued an audit report on the consolidated financial statements of the Company for any period.

During the period from December 8, 2025, through December 25, 2025, there have been no (1) disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and VM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to VM’s satisfaction, would have caused VM to make reference thereto in their reports, or (2) “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided a copy of the foregoing disclosures to VM and requested that VM furnish it with a letter addressed to the Securities and Exchange Commission stating whether VM agrees with the above statements. A copy of VM’s letter, dated December 26, 2025, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On December 25, 2025, the Committee approved the engagement of L J Soldinger Associates, LLC (“Soldinger”), as the Company’s independent registered public accounting firm for the fiscal year ended December 27, 2025, effective immediately.

During the two most recent fiscal years and through the date of this Current Report, the Company has not consulted with Soldinger with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that Soldinger concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304(a)(2) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter, dated December 26, 2025, from Victor Mokuolu, CPA PLLC to the Securities and Exchange Commission.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2025	ALT5 SIGMA CORPORATION

/s/ Tony Isaac
Tony Isaac
Acting Chief Executive Officer